                                                                                                                 Exhibit 32.2

                                                  CERTIFICATION PURSUANT TO
                                  SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                   AS ADOPTED PURSUANT TO
                                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as  adopted  pursuant  to  Section  906 of the
Sarbanes-Oxley  Act of 2002, the  undersigned,  as Chief Financial  Officer of U.S. Can  Corporation  (the  "Company"),  does hereby certify that to the undersigned's knowledge:

1)       the  Company's  Annual  Report on Form  10-K/A for the period  ending  December  31,  2003 fully  complies  with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)       the  information  contained in the Company's  Annual  Report on Form 10-K/A for the period ending  December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                 /s/ Sandra. K. Vollman

                                                                Sandra K. Vollman
                                                                Senior Vice President and
                                                                Chief Financial Officer

                                                                Dated: November 17, 2004